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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                January 30, 1997
                                                                ----------------


                               Prime Retail, Inc.
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             (Exact name of registrant as specified in its charter)


            Maryland                        0-23616               52-1836258
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 (State of other jurisdiction of        (Commission File       (IRS Employer
         incorporation)                     Number)          Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                               21202
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code             (410) 234-0782
                                                            --------------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                               PRIME RETAIL, INC.



ITEM 5:  Other Events

         Reference is made to the Press Release dated January 30, 1997 attached hereto as Exhibit 10.1 and incorporated by reference herein.


ITEM 7:  Financial Statements and Exhibits

                  A.   Financial Statements:         None

                  B.   Exhibits:

                       Description                                       Exhibit
                       -----------                                       -------
                       Press Release dated January 30, 1997                10.1
                       announcing its operating results for
                       the fourth quarter and year ended
                       December 31, 1996.





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                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PRIME RETAIL, INC.
                                                   (Registrant)

Dated:  January 30, 1997


                                                By:    /s/ Robert P. Mulreaney
                                                       -------------------------
                                                Name:  Robert P. Mulreaney
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer




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                                  EXHIBIT INDEX
                                  -------------



                                                                     Exhibit
                                                                     -------
    Press Release dated January 30, 1997 announcing                   10.1
    its operating results for the fourth quarter and year ended December 31, 1996.









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